UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

Chicago Bridge & Iron Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-12815	98-0420223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Prinses Beatrixlaan 35 2595 AK The Hague The Netherlands	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31 70 373 2010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2018, Chicago Bridge & Iron Company N.V. (the “Company” or “CB&I”) held a special general meeting of shareholders (the “Special General Meeting”). At the Special General Meeting, shareholders of the Company approved an amendment to the Company’s articles of association (the “Articles”) to remove the supermajority voting requirement for certain resolutions when any person, alone or together with a group, holds more than fifteen percent (15%) of the outstanding share capital of CB&I, and the Articles were amended accordingly.

The full text of the Articles, as amended and restated, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2018, at the Special General Meeting, CB&I shareholders considered proposals related to the combination of McDermott International, Inc. (“McDermott”) and CB&I (the “Combination”) pursuant to that certain Business Combination Agreement, by and among CB&I, McDermott and the other parties thereto, dated December 18, 2017 (as amended, the “BCA”). The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Special General Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2018 (the “Proxy Statement”). The final voting results on each of the matters submitted to a vote of CB&I’s shareholders at the Special General Meeting are set forth below.

As of April 4, 2018, the record date for the Special General Meeting, there were 102,544,881 shares of the Company’s common stock, par value EUR 0.01 per share (the “Common Stock”), outstanding and entitled to vote at the Special General Meeting. At the Special General Meeting, a total of 61,230,604 shares of Common Stock, representing approximately 59.71% of the outstanding shares entitled to vote, were present by proxy.

1.	Resolution providing for an amendment to the Articles as set forth in Annex G of the Proxy Statement, to remove the supermajority voting requirement for certain resolutions when any person, alone or together with a group, holds more than fifteen percent (15%) of the outstanding share capital of CB&I:

For	Against	Abstain
59,919,392	1,080,653	230,559

2.	Resolution to enter into and effectuate the Merger (as defined in the Proxy Statement) in accordance with the Merger Proposal (as defined in the BCA):

For	Against	Abstain
60,105,467	743,235	381,902

3.	Resolution to approve the acquisition by certain subsidiaries of McDermott of the equity of certain CB&I subsidiaries that own CB&I’s technology business for cash:

For	Against	Abstain
60,052,488	754,127	423,989

4.	Resolution to approve the sale by Comet I B.V., a direct wholly owned subsidiary of CB&I, of all of the issued and outstanding shares in the capital of Comet II B.V. to McDermott Technology, B.V., a wholly owned subsidiary of McDermott (or its designee):

For	Against	Abstain
60,104,374	716,537	409,693

5.	Resolution to (a) approve the dissolution of Comet I B.V., (b) approve the appointment of Stichting Vereffening Chicago Bridge & Iron Company as liquidator of Comet I B.V. and (c) approve the appointment of (an affiliate of) McDermott Technology, B.V. as the custodian of the books and records of Comet I B.V. in accordance with Section 2:24 of the Dutch Civil Code:

For	Against	Abstain
60,094,780	725,920	409,904

6.	Resolution to grant full and final discharge to each member of the CB&I Supervisory Board and CB&I Management Board for his or her acts of supervision or management, as applicable, up to the date of the Special General Meeting:

For	Against	Abstain
59,304,243	1,497,112	429,249

7.	Proposal to approve, by non-binding advisory vote, the compensation that may become or has become payable to CB&I’s named executive officers in connection with the Combination:

For	Against	Abstain
23,828,090	36,676,423	726,091

Item 8.01.	Other Events.

On May 2, 2018, McDermott and the Company issued a joint press release, which is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference.

On March 29, 2018, McDermott Technology, B.V. launched an offer to exchange (the “Exchange Offer”) any and all issued and outstanding shares of Common Stock for shares of common stock of McDermott, par value $1.00 per share (“McDermott Common Stock”), at the Exchange Offer Ratio (as defined herein).

The exchange offer is scheduled to expire at 12:01 a.m. Eastern time, on May 10, 2018, unless the exchange offer is extended or terminated in accordance with the BCA. Shares of Common Stock validly tendered and not properly withdrawn pursuant to the exchange offer will be exchanged for the right to receive 0.82407 shares of McDermott Common Stock (the “Exchange Offer Ratio”), together with cash in lieu of fractional shares, subject to the terms and conditions described in the Exchange Offer Prospectus, filed by McDermott with the SEC on March 29, 2018.

The Combination is expected to close on May 10, 2018, subject to the satisfaction of customary closing conditions.

Forward-Looking Statements

CB&I cautions that statements in this communication which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of CB&I or McDermott, including after the proposed business combination with McDermott. These forward-looking statements include, among other things, statements about the timing and completion of the combination. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: the risk that a condition to the closing of the proposed combination may not be satisfied, or that the proposed combination may fail to close, including as the result of any inability to obtain the financing for the combination; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed combination; the costs incurred to consummate the proposed combination; the possibility that the expected synergies from the proposed combination will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; the credit ratings of the combined businesses following the proposed combination; disruption from the proposed combination making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the proposed combination; adverse changes in the markets in which McDermott and CB&I operate or credit markets; the inability of McDermott or CB&I to execute on contracts in backlog successfully; changes in project design or schedules; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications; actions by customers and other business counterparties of McDermott and CB&I; changes in industry norms; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see each of McDermott’s and CB&I’s annual and quarterly filings with the U.S. Securities and Exchange Commission (the “SEC”), including their respective annual reports on Form 10-K for the year ended December 31, 2017. This communication reflects the views of CB&I’s management as of the date hereof. Except to the extent required by applicable law, CB&I undertakes no obligation to update or revise any forward-looking statement.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, McDermott has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC that includes (1) a joint proxy statement of McDermott and Chicago Bridge & Iron Company N.V. (“CB&I”), which also constitutes a prospectus of McDermott and (2) an offering prospectus of McDermott Technology, B.V. in connection with McDermott Technology, B.V.’s offer to acquire CB&I shares. The Registration Statement was declared effective by the SEC on March 29, 2018. McDermott and CB&I have mailed the definitive joint proxy statement/prospectus to shareholders of McDermott and shareholders of CB&I. In addition, McDermott and McDermott Technology, B.V. have filed a Tender Offer Statement on Schedule TO-T (the “Schedule TO”) with the SEC and CB&I has filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer. The solicitation and offer to purchase shares of CB&I’s common stock is only being made pursuant to the Schedule TO and related offer to purchase. CB&I’s shareholders approved the proposed transactions at CB&I’s special general meeting held on May 2, 2018 and McDermott’s stockholders approved the proposed transactions at McDermott’s special meeting held on May 2, 2018. This material is not a substitute for the joint proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that McDermott or CB&I may file with the SEC and send to McDermott’s and/or CB&I’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF CB&I AND MCDERMOTT TO READ THE SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MCDERMOTT, CB&I AND THE EXCHANGE OFFER.

Investors are able to obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by McDermott and CB&I with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from McDermott’s website (http://www.mcdermott.com) under the tab, “Investors” and under the heading “Financial Information” or by contacting McDermott’s Investor Relations Department at

(281) 870-5147. These documents are also available free of charge from CB&I’s website (http://www.cbi.com) under the tab “Investors” and under the heading “SEC Filings” or by contacting CB&I’s Investor Relations Department at (832) 513-1068.

Item 9.01.	Financial Statements and Exhibits.

(d) EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Association of Chicago Bridge & Iron Company N.V. (Unofficial English Translation), as amended and restated on May 2, 2018.

99.1	Joint Press Release, dated May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.

	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: May 2, 2018	By:	/s/ Michael S. Taff
Michael S. Taff
Managing Director (Principal Financial Officer)